UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 5, 2006
Commission file number 1-11625
Pentair, Inc.
(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Letter Agreement, dated March 31, 2006
Confidentiality and Non-Competition Agreement
Press Release

ITEM 1.01 Entry into a Material Definitive Agreement
On April 5, 2006, in connection with its consideration of the announcement by David D. Harrison, the Executive Vice President and Chief Financial Officer of Pentair, Inc. (“Pentair”), of his intent to retire, the Compensation Committee of the Board of Directors of Pentair approved a grant of shares of restricted stock to Karen Durant, Senior Vice President, Finance and Analysis of Pentair, pursuant to a Letter Agreement and a Confidentiality and Non-Competition Agreement (collectively the “Agreements”), each between Pentair and Karen Durant. The Compensation Committee approved the Agreements based on Mrs. Durant’s past performance and as a means for Pentair to more effectively retain Mrs. Durant. The Agreements contain the following material terms and conditions:
•	Pentair granted Mrs. Durant 24,808 shares of restricted common stock of Pentair, which are subject to the provisions of Pentair’s Omnibus Stock Incentive Plan. However, 100% of this award vests on the fourth anniversary of the date of grant instead of the typical vesting schedule used for such awards under the Omnibus Stock Incentive Plan.

•	Mrs. Durant agreed, during or after her term of employment, not to disclose confidential information that she may learn or acquire during employment or use confidential information for her own benefit or the benefit of another.

•	Mrs. Durant agreed, during her term of employment, to devote her full-time energy to furthering Pentair’s business and to not pursue any other business activity without Pentair’s written consent.

•	Mrs. Durant agreed, for a period of two years following her last day of employment with Pentair, to not take certain actions specified in the Agreements that would compete with Pentair.
Copies of the Letter Agreement and Confidentiality and Non-Competition Agreement are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.
ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(a)	Not applicable.

(b)	On April 5, 2006, David D. Harrison, the Executive Vice President and Chief Financial Officer of Pentair, informed Pentair of his intent to retire by the end of 2006. A copy of the press release Pentair issued on April 5, 2006 announcing the Chief Financial Officer’s intent to retire is filed herewith as Exhibit 99.1 and incorporated herein by reference.

(c)	Not applicable.

(d)	Not applicable.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The following exhibits are provided as part of the information filed under Items 1.01 and 5.02 of this Current Report on Form 8-K:

Exhibit	Description
10.1	Letter Agreement, dated March 31, 2006, between Pentair, Inc. and Karen Durant.
10.2	Confidentiality and Non-Competition Agreement, dated April 1, 2006, between Pentair, Inc. and Karen Durant.
99.1	Pentair, Inc. press release dated April 5, 2006 announcing the Chief Financial Officer’s intention to retire.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 7, 2006.

PENTAIR, INC. Registrant
By /s/ David D. Harrison
David D. Harrison
Executive Vice President and Chief Financial Officer (Chief Accounting Officer)